                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
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                          INNOVEDA, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


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                                 INNOVEDA, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, JULY 13, 2000



    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Innoveda, Inc., a Delaware corporation (the "Company"), will be held on Thursday, July 13, 2000, at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts (the "Meeting") for the purposes of considering and voting upon the following matters:


1. To elect one Class III Director for the ensuing three years and until his successor is duly elected and qualified;

2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock of the Company from 50,000,000 to 100,000,000;


3. To approve the Company's Amended and Restated 2000 Stock Incentive Plan and the authorization of an initial 4,500,000 shares of the Company's Common Stock for issuance under such plan, plus an additional 2,000,000 shares of the Company's Common Stock each year of the plan term;



4. To approve the Company's 2000 Employee Stock Purchase Plan and the authorization of 700,000 shares of the Company's Common Stock for issuance under such plan; and


5. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

    The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

    The Board of Directors has fixed the close of business on Friday, May 26, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The stock transfer books of the Company remain open.

    A copy of the Company's Annual Report for the year ended December 31, 1999, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

    All stockholders are cordially invited to attend the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                                       Peter T. Johnson,
                                                       SECRETARY


Marlboro, Massachusetts
June 9, 2000



    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                 INNOVEDA, INC.
                           293 BOSTON POST ROAD WEST
                         MARLBORO, MASSACHUSETTS 01752


                                PROXY STATEMENT
    FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JULY 13, 2000



    This Proxy Statement is furnished in connection with the solicitation of proxies of the Board of Directors (the "Board of Directors" or the "Board") of Innoveda, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, July 13, 2000 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts and at any adjournment or adjournments thereof (the "Meeting"). All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the Notice of Meeting accompanying this Proxy Statement. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.



    On May 26, 2000, the record date for determination of stockholders entitled to vote at the Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 32,528,321 shares of common stock, $0.01 par value per share, of the Company ("Common Stock"). Each share entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.



    THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1999 ARE FIRST BEING SENT OR GIVEN TO STOCKHOLDERS ON OR ABOUT JUNE 9, 2000. INCLUDED IN THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS IS A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH UPON PAYMENT OF AN APPROPRIATE PROCESSING FEE COPIES OF THE EXHIBITS TO ITS ANNUAL REPORT ON FORM 10-K. PLEASE ADDRESS ALL SUCH REQUESTS TO INNOVEDA, INC., 293 BOSTON POST ROAD WEST, MARLBORO, MASSACHUSETTS 01752,
ATTENTION: PETER T. JOHNSON. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of December 31, 1999 with respect to the beneficial ownership of the Common Stock by (i) each person or entity known to the Company to beneficially own more than 5% of the outstanding shares of the Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer as of December 31, 1999, (iv) the Company's former Chief Executive Officer who was not serving in such capacity as of December 31, 1999, (v) the Company's other four most highly compensated executive officers who were serving as executive officers of the

Company as of December 31, 1999 and (vi) all directors and executive officers of the Company, as a group.

                                                              NUMBER OF SHARES
                                                            BENEFICIALLY OWNED(1)   PERCENT OF TOTAL(2)
                                                            ---------------------   -------------------
Keith B. Geeslin(3).......................................        9,509,920                29.6%
  The Sprout Group
  300 Sand Hill Road
  Building 3, Suite 170
  Menlo Park, CA 94025
The Sprout Group(4).......................................        9,509,920                29.6%
  300 Sand Hill Road
  Building 4, Suite 270
  Menlo Park, CA 94025
Synopsys, Inc(5)..........................................        2,694,514                 8.4%
  700 East Middlefield Road
  Mountain View, CA 93404
William J. Herman.........................................          860,046                 2.7%
Richard G. Lucier.........................................          679,280                 2.1%
Richard Davenport.........................................          376,082                 1.2%
Gary L. Kiaski(6).........................................          180,839                   *
Kevin P. O'Brien..........................................          180,839                   *
Peter T. Johnson..........................................          142,648                   *
Guy Moshe(7)..............................................           81,075                   *
William Botts(8)..........................................           62,500                   *
Eric Benhayoun(9).........................................           52,445                   *
C. Albert Koob(10)........................................           48,852                   *
Paula J. Cassidy..........................................           45,210                   *
Steven P. Erwin(11).......................................           25,000                   *
Lorne J. Cooper...........................................                0                 0.0%
Larry J. Gerhard(12)......................................                0                 0.0%
All directors and executive officers as a group                  11,767,357                36.3%
  (11 persons) (13).......................................

------------------------

*   Less than 1%.

(1) Unless otherwise noted, reflects beneficial ownership as of December 31, 1999. Includes shares of the capital stock of Viewlogic Systems, Inc., beneficially owned as of December 31, 1999, based upon a conversion ratio of
    0.67928 shares of the Common Stock for each share of Viewlogic's capital stock. On March 23, 2000, all outstanding shares of Viewlogic capital stock were converted into shares of Common Stock at such conversion ratio in connection with the merger of Viewlogic with a wholly owned subsidiary of the Company. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. For purposes of this table, each person is deemed to beneficially own any shares subject to stock options, warrants or other securities convertible into Common Stock, held by such person which are currently exercisable (or convertible) or exercisable (or convertible) within 60 days after December 31, 1999.

(2) Number of shares deemed outstanding includes 32,095,470 shares issued and outstanding as of December 31, 1999 (including 16,280,983 shares representing the outstanding shares of capital stock of Viewlogic Systems, Inc. on an as converted basis, based upon a conversion ratio of 0.67928 shares of Common Stock for each share of Viewlogic's capital stock) plus any shares subject to stock options, warrants or other securities convertible into Common Stock, held by the referenced beneficial owner(s).

(3) Consists of 9,509,920 shares beneficially owned by The Sprout Group, as more fully described in note (4) below. Mr. Geeslin is a general partner of The Sprout Group. Mr. Geeslin disclaims beneficial ownership of all shares owned by The Sprout Group.

(4) Consists of 771,715 shares owned by DLJ ESC II, L.P., 6,440,804 shares owned by Sprout Capital VIII, L.P., 1,755,195 shares owned by Sprout Growth II, L.P., 29,273 shares owned by Sprout CEO Fund, L.P., 185,918 shares owned by DLJ Capital Corp., and 386,448 shares owned by Sprout Venture Capital, L.P.

(5) On March 31, 2000, Synopsys, Inc. filed a Schedule 13G with the Securities and Exchange Commission reporting beneficial ownership of 2,694,514 shares of Common Stock. Such information is reported herein in reliance upon such filing.

(6) Consists of 180,839 shares issuable upon the exercise of stock options held by Mr. Kiaski which are exercisable within the 60 day period following December 31, 1999.

(7) Includes 81,075 shares issuable upon the exercise of stock options held by Mr. Moshe which are exercisable within the 60 day period following December 31, 1999.

(8) Includes 40,000 shares issuable upon the exercise of stock options held by Mr. Botts which are exercisable within the 60 day period following December 31, 1999.

(9) Includes 49,936 shares issuable upon the exercise of stock options held by Mr. Benhayoun which are exercisable within the 60 day period following December 31, 1999.

(10) Consists of 48,852 shares issuable upon the exercise of stock options held by Mr. Koob which are exercisable within the 60 day period following December 31, 1999.

(11) Includes 20,000 shares issuable upon the exercise of stock options held by Mr. Erwin which are exercisable within the 60 day period following December 31, 1999.

(12) As of November 1999.

(13) Includes 321,914 shares issuable upon the exercise of stock options held by such officers and directors which are exercisable within the 60 day period following December 31, 1999.

VOTES REQUIRED

    The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

    The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the amendment to the Company's Amended and Restated Certificate of Incorporation, as amended. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to approve the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.

    Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting of the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on a matter. However, because shares which abstain and shares represented by "broker non-votes" are nonetheless outstanding shares, abstentions and "broker non-votes" will have the same effect as a vote against the proposed amendment to the

Company's Amended and Restated Certificate of Incorporation, as amended. Abstentions and "broker non-votes" will have no effect on the voting on the approval of the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan, each of which requires the affirmative vote of a majority of the votes cast or shares voting on the matter.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Company has a classified Board of Directors consisting of two Class I directors, two Class II directors and one Class III director. The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2001, 2002 and 2000, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The persons named in the enclosed proxy will vote to elect, William J. Herman as a Class III director, to serve for the ensuing three years and until his successor is duly elected and qualified, unless the proxy is marked otherwise. Mr. Herman is currently a director of the Company.

    The Class III director will be elected to hold office until the 2003 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Herman has indicated his willingness to serve, if elected; however, if Mr. Herman should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that Mr. Herman will be unable to serve if elected.

    For each member of the Board of Directors, including the nominee for election as the Class III director, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other public reporting companies of which he serves as a director and his age and length of service as a director of the Company. There are no family relationships among any of the directors, the nominee for Class III director and the executive officers of the Company.

                         NOMINEE FOR CLASS III DIRECTOR


    WILLIAM J. HERMAN, 40, has served as the Company's President and Chief Executive Officer and a director since March 2000. From October 1998 to March 2000, Mr. Herman served as, Director, President and Chief Executive Officer and a director of Viewlogic Systems, Inc., an electronic design automation company. From December 1997 to September 1998, Mr. Herman served as President of the Viewlogic Systems Group of Synopsys, Inc., an electronic design automation company. From March 1995 to November 1997, Mr. Herman served in various senior management capacities, most recently as President and Chief Executive Officer, at the former Viewlogic Systems, Inc., a larger electronic design automation company which Mr. Herman co-founded in 1984. From 1994 to February 1995, Mr. Herman served as President of Silerity, Inc., a computer-aided engineering software company.



    THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF WILLIAM J. HERMAN AS A CLASS III DIRECTOR TO HOLD OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR MR. HERMAN AS A DIRECTOR.


            CLASS I DIRECTORS (TERMS EXPIRE AT 2001 ANNUAL MEETING)


    LORNE J. COOPER, 42, has served as a director of the Company since March 2000. Mr. Cooper was a director of Viewlogic from December 1999 to March 2000. Since November 1994, Mr. Cooper has served as the President of Sente, Inc., a software company that develops and markets tools for electronic design automation.



    STEVEN P. ERWIN, 56, has served as a director of the Company since May 1997. Mr. Erwin has served as Executive Vice President and Chief Financial Officer of Foundation Health Systems, Inc., a managed health care company, since
March 1998. From 1994 to July 1997, Mr. Erwin was Executive Vice President and Chief Financial Officer of U.S. Bancorp, Portland, Oregon.

            CLASS II DIRECTORS (TERMS EXPIRE AT 2002 ANNUAL MEETING)

    WILLIAM V. BOTTS, 64, has served as a director of the Company since May 1997. Mr. Botts served as Interim Chief Executive Officer and Chairman of the Board of the Company from July 1999 to March 2000. From August 1997 to July 1999, Mr. Botts was the Interim Chief Executive Officer of California Lifestyles, Inc., a footwear company. From March 1996 to March 1997, Mr. Botts served as Chief Executive Officer of Hard Candy, Inc., a cosmetics company. From 1993 to March 1996, Mr. Botts was the owner and President of WV Associates, a consulting firm for business combinations, acquisitions, business turnarounds and strategic planning.

    KEITH B. GEESLIN, 47, has served as a director of the Company since March 2000. Mr. Geeslin was a director of Viewlogic from October 1998 to March 2000. Since July 1984, Mr. Geeslin has served in various capacities, most recently as a general partner, of The Sprout Group, a venture capital firm. In addition, Mr. Geeslin is a general or limited partner in a series of investment funds associated with The Sprout Group, a division of DLJ Capital Corporation, which is a subsidiary of Donaldson, Lufkin & Jenrette. Mr. Geeslin is also a director of GlobeSpan, Inc., Paradyne Corp., Rhythms NetConnections Inc., and SDL, Inc.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The Board of Directors met 25 times during 1999. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served while serving as a director of the Company.

    The Board of Directors has an Audit Committee, which is responsible for (i) recommending engagement of the Company's independent accountants,
(ii) approving the services performed by such accountants, (iii) consulting with such accountants and reviewing with them the results of their examinations, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel and (vi) reviewing and evaluating the Company's accounting principles and its system and internal accounting controls. The Audit Committee held one meeting during 1999. Currently, the Audit Committee consists of Messrs. Botts and Erwin. Mr. Erwin and Ms. Barbara Karmel served on the Audit Committee throughout the fiscal year ended December 31, 1999.

    The Board of Directors has a Compensation Committee which is responsible for
(i) recruiting and approving the compensation and benefits for the Company's officers and directors, (ii) administering the Company's stock option plans and
(iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held six meetings during 1999. Currently, the Compensation Committee consists of Messrs. Geeslin and Erwin. Amihai Ben-David served on the Compensation Committee throughout the year ended December 31, 1999. During that year, Mr. Botts also served on the Compensation Committee until he began serving as the Company's Interim Chief Executive Officer in July 1999.

DIRECTOR COMPENSATION

    In 1999, all non-employee directors received $20,000 per year and $1,000 per meeting (excluding committee meetings) as compensation for their services as members of the Board of Directors. Members were also reimbursed for all travel and related expenses incurred in connection with attending Board and committee meetings. In addition, non-employee directors were eligible to receive option grants under the Company's 1996 Director Option Plan, under which 150,000 shares of Common Stock have been reserved for issuance. The Director Plan provides for an automatic grant of an option to purchase 10,000 shares of Common Stock on the date on which a person first becomes a non-employee director. Thereafter, he or she will automatically be granted an additional option to purchase 10,000 shares on the date of the annual meeting of each subsequent year, provided he or she is then a non-employee director and provided further, that on such date he or she has served on the Board for at least six months. The first option granted to a director pursuant to the Director Plan vests twelve months after the date of grant, except for Mr. Erwin's which vests one business day prior to the Company's first annual meeting after the grant date. All subsequent options vest and become exercisable on the earlier of (i) 12 months after the date of the grant or
(ii) one business day prior to the date of the Company's first annual meeting after the grant date. Vesting of the options is subject to the optionee continuing to serve as a director on the vesting date. Amihai Ben-David, William
V. Botts, Steven P. Erwin and Barbara M. Karmel were each granted 10,000 options in May 1999 at an exercise price of $2.50 per share. As of the date of such grants each such individual was a non-employee director of the Company who had served on the Board for at least six months.

    Beginning in March 2000, all non-employee directors will receive compensation for their services as directors of the Company as follows: (i) an annual cash retainer of $7,500 and (ii) $1,000 for each day of each meeting of the Board or any committee thereof. In addition, and in lieu of further grants of stock options under the Company's 1996 Director Option Plan, Messrs. Botts, Cooper, Erwin and Geeslin were each granted a stock option in April 2000 to purchase 50,000 shares of Common Stock at an exercise price of $4.85 per share. Each new non-employee director will be granted a stock option to purchase 50,000 shares of Common Stock upon first being elected to the Board of Directors. All of these options vest in equal monthly installments over the 48 month period succeeding the date of grant. If a director is involuntarily removed from the Board following a change in control of the Company, the unvested portion of these options immediately becomes fully vested. Directors continue to be reimbursed for all reasonable travel expenses related to attending Board and committee meetings.

EXECUTIVE OFFICERS

    For each executive officer of the Company who is not a director of the Company, there follows information given by each concerning his or her principal occupation and business experience for at least the last five years and his or her age and length of service as an executive officer of the Company.

    PAULA J. CASSIDY, 31, has served as the Company's Vice President, Human Resources since March 2000. Ms. Cassidy served as the Vice President, Human Resources of Viewlogic from October 1998 to March 2000. From December 1997 to September 1998, Ms. Cassidy served as Vice President of Human Resources of the Viewlogic Systems Group of Synopsys. From 1989 to November 1997, Ms. Cassidy served in various capacities, most recently as Manager, Human Resources, at the former Viewlogic Systems, Inc.

    PETER T. JOHNSON, 52, has served as the Company's Vice President, Business Development, Chief Legal Officer and Secretary since March 2000. Mr. Johnson served as the Vice President, Business Development and Chief Legal Officer of Viewlogic from October 1998 to March 2000 and as Secretary from May 1999 to March 2000. From May 1998 to October 1998, Mr. Johnson served as Vice President, Chief Legal Officer and Secretary of Avid Technology, Inc., a digital media software developer. From December 1997 to April 1998, Mr. Johnson served as Vice President and General Counsel of the Viewlogic Systems Group of Synopsys. From June 1995 to November 1997, Mr. Johnson served as Vice President, General Counsel and Secretary of the former Viewlogic Systems, Inc. From 1993 to February 1995, Mr. Johnson served as General Counsel and Secretary of Phoenix Technologies Ltd., a software development firm.

    GARY L. KIASKI, 45, has served as the Company's Vice President, Worldwide Sales since March 2000. Mr. Kiaski served as the Vice President, Worldwide Sales of Viewlogic from October 1998 to March 2000. From December 1997 to September 1998, Mr. Kiaski served as Vice President of Worldwide Sales of the Viewlogic Systems Group of Synopsys. From 1988 to November 1997, Mr. Kiaski served in various capacities, most recently as Vice President, Western Region Sales, at the former Viewlogic Systems, Inc.

    RICHARD G. LUCIER, 40, has served as the Company's Executive Vice President and Chief Operating Officer since March 2000. Mr. Lucier served as the Executive Vice President and Chief Operating Officer of Viewlogic from October 1998 to March 2000 and served as a director of Viewlogic from October 1998 to December 1999. From December 1997 to September 1998, Mr. Lucier served as Senior Vice President of Engineering and Marketing of the Viewlogic Systems Group of Synopsys. From 1986 to November 1997, Mr. Lucier served in various capacities, most recently as Group Vice President of the Systems Group, at the former Viewlogic Systems, Inc.

    GUY MOSHE, 42, has served as the Company's Senior Vice President and General Manager of Innoveda Israel since March 2000. Mr. Moshe served as Chief Technology Officer and President of Summit Design (EDA), Ltd. from
February 1999 to March 2000 and as Vice President, General Manager and Chief Operating Officer of the Design Solutions Division of the Company from
September 1997 to March 2000. From May 1996 to September 1997 Mr. Moshe served as General Manager of Summit Design (EDA) Ltd. Mr. Moshe served as the Vice President of Product Marketing of the Company from 1994 to May 1996.

    KEVIN P. O'BRIEN, 43, has served as the Company's Vice President, Finance and Chief Financial Officer since March 2000. Mr. O'Brien served as the Vice President, Finance and Chief Financial Officer of Viewlogic from October 1998 to March 2000 and as Secretary from October 1998 to May 1999. From April 1998 to September 1998, Mr. O'Brien served as Vice President of Finance of the Viewlogic Systems Group of Synopsys. From September 1997 to March 1998, Mr. O'Brien served as an independent management consultant. From October 1995 to August 1997, Mr. O'Brien served as Chief Financial Officer at SmarTel Communications, Inc., a telecommunications company. From 1989 to June 1995 Mr. O'Brien served in various capacities, most recently as Vice President, Finance and Chief Financial Officer, at Easel Corporation, a client server software developer. Mr. O'Brien is a certified public accountant.

EXECUTIVE COMPENSATION

    The following table sets forth certain information concerning the compensation of (i) the Company's Chief Executive Officer as of December 31, 1999, (ii) the Company's former Chief Executive Officer who was not serving in such capacity as of December 31, 1999 and (iii) the Company's other four most highly compensated executive officers who were serving as executive officers of the Company as of December 31, 1999 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION                          LONG TERM AWARDS
                                            ---------------------------------------------   -------------------------------------
                                                                           OTHER ANNUAL         SECURITIES          ALL OTHER
NAME AND PRINCIPAL POSITION(1)     YEAR     SALARY($)(2)   BONUS($)(3)   COMPENSATION($)    UNDERLYING OPTIONS   COMPENSATION($)
------------------------------   --------   ------------   -----------   ----------------   ------------------   ----------------
William V. Botts (4)...........    1999       112,500         60,000          20,000(5)           30,000                  --
  Chairman of the Board and        1998            --             --          25,000(5)           10,000                  --
  Chief Executive Officer          1997            --             --          15,865(5)           10,000                  --

Larry J. Gerhard(6)............    1999       200,000             --          12,000(7)               --             200,000(8)
  Former President and Chief       1998       400,000             --          12,000(7)           75,000               4,333(9)
  Executive Officer                1997       341,667        160,000           5,000(7)           75,000               3,575(10)

Richard Davenport(11)..........    1999       230,500             --           9,000(7)               --                  --
  President and                    1998       141,000             --           9,000(7)               --                  --
  Chief-Operating Officer          1997        37,510             --           2,250(7)               --                  --

C. Albert Koob(12).............    1999       160,000        144,500(13)       7,214(7)               --                  --
  Vice President, Finance,         1998       160,000         30,000           7,214(7)           10,000               2,425(14)
  Chief Financial Officer          1997       143,333         64,000           3,750(7)          248,000               2,350(14)
  and Secretary

Guy Moshe......................    1999       180,000             --          12,804(7)          256,681                  --
  Chief Technology Officer         1998       170,000         30,000          12,804(7)            1,755                  --
  and President of Summit          1997       113,392         69,810(15)      10,515(7)           34,152                  --
  Design (EDA), Ltd.

Eric Benhayoun.................    1999       153,860         39,174(16)          --              75,000                  --
  Vice President, General          1998       154,890         57,109(16)          --                  --                  --
  Manager--European Operations     1997       120,252         26,945(16)          --              32,500                  --

------------------------------

(1) Unless otherwise noted, lists the principal position with the Company as of December 31, 1999.

(2) Amounts shown include cash and noncash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(3) Consists of annual incentive bonuses.

(4) Mr. Botts served as an executive officer of the Company from July 1999 to March 2000.

(5) Consists of director's fee.

(6) Mr. Gerhard served as an executive officer of the Company from January 1993 to June 1999.

(7) Consists of car allowance.

(8) Consists of severance payments.

(9) Consists of the Company's matching contribution to Mr. Gerhard's 401(k) plan in the amount of $2,500 and medical insurance premiums in the amount of $1,833.

(10) Consists of the Company's matching contribution to Mr. Gerhard's 401(k) plan in the amount of $2,375 and medical insurance premiums in the amount of $1,200.

(11) Mr. Davenport served as an executive officer of the Company from September 1997 to February 2000.

(12) Mr. Koob served as an executive officer of the Company from October 1995 to January 2000.

(13) Consists of a $100,000 retention bonus and a $44,500 annual incentive bonus.

(14) Consists of the Company's matching contribution to Mr. Koob's 401(k) plan.

(15) Consists of $64,000 of annual incentive bonus and $5,810 of commissions.

(16) Consists of commissions.

    OPTION GRANTS, EXERCISES AND YEAR-END VALUES

    The following table sets forth the stock option grants made by the Company to each of the Named Executive Officers during the year ended December 31, 1999:

                 OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1999

                                                                                               POTENTIAL REALIZABLE
                                                                                                     VALUE AT
                                                          INDIVIDUAL GRANTS                       ASSUMED ANNUAL
                                          --------------------------------------------------         RATES OF
                                          NUMBER OF     % OF TOTAL                                  STOCK PRICE
                                          SECURITIES     OPTIONS                                 APPRECIATION FOR
                                          UNDERLYING    GRANTED TO    EXERCISE                    OPTION TERM(4)
                                           OPTIONS     EMPLOYEES IN   PRICE($/    EXPIRATION   ---------------------
                                          GRANTED(1)     1999(2)      SHARE)(3)      DATE        5%($)      10%($)
                                          ----------   ------------   ---------   ----------   ---------   ---------
William V. Botts........................    10,000          0.5         2.50        5/26/09      15,722      39,844
                                            20,000          1.1         2.56        7/26/09      32,199      81,600
Larry J. Gerhard........................        --           --           --             --          --          --
Richard Davenport.......................        --           --           --             --          --          --
C. Albert Koob..........................        --           --           --             --          --          --
Guy Moshe...............................   100,000          5.3         3.44        2/25/09     216,340     548,247
                                             2,892          0.2         3.00        4/16/09       5,456      13,827
                                           150,000          8.0         3.00        9/16/09     283,003     717,184
                                             3,789          0.2         2.38       10/15/99       5,671      14,371
Eric Benhayoun..........................    75,000          4.0         3.44       10/25/09     162,255     411,186

------------------------

(1) Options granted in 1999 generally vest over four years, with 25% of the option shares becoming fully vested one year from the grant date and 1/48th vesting in each successive month, with full vesting occurring on the fourth anniversary date. Under the terms of the Company's 1994 Stock Plan, the administrator retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice outstanding options. The options have a term of 10 years, subject to earlier termination in certain situations related to termination of employment.

(2) Based on a total of 1,879,360 options granted to all employees and consultants during 1999.

(3) Equal to the per share market value of the underlying shares of Common Stock on the date of grant.

(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. No gain to the optionees is possible without an appreciation in stock price, which will benefit all stockholders commensurately.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

    The following table sets forth, on an aggregated basis, the exercise of stock options during the year ended December 31, 1999 by each of the Named Executive Officers and the year-end value of unexercised options held by such officers:

          AGGREGATED OPTION EXERCISES AND OPTION VALUES IN YEAR ENDED
                               DECEMBER 31, 1999

                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISABLE       IN-THE-MONEY OPTIONS AT
                                   SHARES                           OPTIONS AT YEAR END             YEAR END ($)(1)
                                 ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                              EXERCISE     REALIZED($)(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------------   -----------   -------------   -----------   -------------
William V. Botts...............          0              0         40,000           10,000        18,800         10,000
Larry J. Gerhard...............          0              0              0                0             0              0
Richard Davenport..............          0              0              0                0             0              0
C. Albert Koob.................     15,000         26,250         47,749           20,251        26,250              0
Guy Moshe......................          0              0         81,075          225,752         8,190         78,500
Eric Benhayoun.................          0              0         38,436           80,564         1,125         23,500

------------------------

(1) Represents the difference between the aggregate fair market value of the underlying shares of Common Stock on the date of exercise and the aggregate exercise price.

(2) Based on the aggregate fair market value of the underlying shares of Common Stock on December 31, 1999 ($3.50 per share), less the aggregate option exercise price.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

    The Compensation Committee was established in August 1994 and is responsible for (i) recruiting and approving the compensation and benefits for the Company's officers and directors, (ii) administering the Company's stock option plans and
(iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee is currently comprised of two directors who are not employees of the Company. The Committee also administers the Company's stock plans. Each member of the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of
Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). This report addresses the Company's compensation policies for 1999 and how they affected the Company's former Chief Executive Officers and the Company's other executive officers, including the Named Executive Officers.

COMPENSATION PHILOSOPHY AND POLICY

    The policy of the Committee is to attract and retain executive officers and employees through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The objectives of the Compensation Committee are to:

    - attract, retain and motivate highly qualified executive officers and employees who contribute to the long-term success of the Company;

    - align the compensation of executive officers with business objectives and performance; and

    - align incentives for executive officers with the interests of stockholders in maximizing value.

ELEMENTS OF COMPENSATION

    The principal components of compensation for the Company's executive officers are cash components, in the form of salary and variable pay, and non-cash compensation in the form of equity compensation.

    CASH COMPENSATION

    Cash compensation consists of (i) base salary which is determined on the basis of the level of responsibility, expertise and experience of the executive officer, taking into account competitive conditions in the industry and (ii) cash bonuses up to an established percentage of base salary, subject to meeting all or a portion of targeted objectives.

    EQUITY COMPENSATION

    Ownership of Common Stock is a key element of executive compensation. Executive officers and other employees of the Company are eligible to participate in the Company's 1994 Stock Plan and the Company's existing stock plans, generally, and if each is approved by the stockholders at the Meeting, will be eligible to participate in the Company's 2000 Stock Incentive Plan and the Company's 2000 Employee Stock Purchase Plan. The 1994 Stock Plan and 2000 Stock Incentive Plan each permits the Board of Directors or the Compensation Committee to grant stock options to employees on such terms as the Board of Directors or the Compensation Committee may determine. The 2000 Stock Incentive Plan also permits the Board of Directors or the Compensation Committee to grant restricted stock to employees.

    In determining the size of a stock option grant to a new executive officer or other employee, the Compensation Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current executive officers and employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a four-year period and thus require the employee's continuing service to the Company. The 1996 Employee Stock Purchase Plan and the 2000 Employee Stock Purchase Plan each permits employees to acquire Common Stock through payroll deductions and promotes broad-based equity participation through the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

    In 1999, the Company granted options to purchase an aggregate of 476,681 shares of Common Stock to eight executive officers.

    The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. In 1999, the Company contributed to the 401(k) Plan by partially matching the employees' contribution at a one-to-four ratio; provided, however, that the Company's matching contribution for any employee can not exceed 1.5% of such employee's salary.

    1999 EXECUTIVE COMPENSATION AND COMPENSATION OF THE FORMER CHIEF EXECUTIVE
     OFFICERS


    Executive compensation for fiscal 1999 included base salary, cash bonuses based upon achievement of corporate goals and individual performance goals, retention bonuses and severance payments. Executive officers, like other employees, were eligible for option grants under the 1994 Stock Incentive Plan and to participate in the 1996 Employee Stock Purchase Plan. William V. Botts, who served as the Company's Chairman of the Board and Chief Executive Officer on December 31, 1999 received $112,500 as a base salary, $60,000 in the form of a bonus payment and $20,000 as a director fee. Larry J. Gerhard, who served as the Company's Chief Executive Officer from January 1999 until June 1999 during fiscal 1999, received $200,000 as a base salary, $12,000 as a car allowance and $200,000 in the form of severance payments during fiscal 1999. Mr. Botts was granted options to purchase an aggregate of 30,000 shares of Common Stock during fiscal 1999.
Mr. Gerhard was not granted any stock options during fiscal 1999.


    DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's chief executive officer and four other highly most compensated executive officers. Certain performance-based compensation is excluded from this limitation. The Compensation Committee periodically reviews the potential consequences of
Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when the Compensation Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the executive officer's performance. In any event, there can be no assurance that compensation attributable to stock options and other awards granted under the Company's stock plans will be exempt from
Section 162(m).

                                                                William V. Botts

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Board of Directors has a Compensation Committee which is responsible for
(i) recruiting and approving the compensation and benefits for the Company's officers and directors, (ii) administering the Company's stock option plans and
(iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held six meetings during 1999. Currently, the Compensation Committee consists of Messrs. Geeslin and Erwin. Amihai Ben-David served on the Compensation Committee throughout the year ended December 31, 1999. During that year, Mr. Botts also served on the Compensation Committee until he began serving as the Company's Interim Chief Executive Officer in July 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Effective January 22, 1999, the Company entered into a severance agreement with Joseph A, Masarich, former Senior Vice President-Worldwide Marketing and Sales of the Company, in connection with the termination of his employment. Pursuant to the agreement, in February 1999 Mr. Masarich began to receive payments of $13,333.33 per month. The payments continued until January 2000.

    The Company entered into a four-year employment agreement with Mr. Moshe on February 25, 1999, pursuant to which he receives an annual base salary of 721,800 New Israeli Schekels (or approximately $178,222 U.S. Dollars, based on the exchange rate on February 25, 1999), an annual bonus of up to 25% of his base salary, and all standard benefits accorded other executives of the Company. In the event Mr. Moshe is terminated other than for cause, he is entitled to severance equal to his then monthly base salary plus benefits for a period of fifteen months. In addition, the unvested portion of the stock option covering 100,000 shares of Common Stock granted to Mr. Moshe on February 25, 1999 shall become fully exercisable.

    The Company entered into an employment agreement with Mr. Davenport on February 25, 1999 which was amended on October 24, 1999, pursuant to which he received an annual base salary of $225,000, an annual bonus of up to 25% of his base salary, and all standard benefits accorded other executives of the Company. In addition, Mr. Davenport was entitled to an allowance for car expenses of $750 per month. Mr. Davenport also received a retention bonus in the amount of $150,000 on January 1, 2000. Mr. Davenport resigned from his position as President and Chief Operating Officer effective as of February 29, 2000. Upon his resignation from the Company, Mr. Davenport became entitled to payments of $18,750 per month plus benefits for twelve months.

    The Company entered into a four-year employment agreement with Mr. Benhayoun on February 25, 1999 pursuant to which he receives an annual base salary of 935,000 French Francs (or approximately $157,407 U.S. Dollars, based on the exchange rate on February 25, 1999), commissions based on sales revenue generated, and all standard benefits accorded other executives of the Company. In the event Mr. Benhayoun is terminated other than for cause, he is entitled to severance equal to his then monthly base salary plus benefits for a period of twelve months. In addition, the unvested portion of the stock option covering 75,000 shares of common stock granted to Mr. Benhayoun on February 25, 1999 shall become fully exercisable upon termination of Mr. Benhayoun without cause or upon a sale of more than 75% of the assets of the Company or if more than 50% of the outstanding shares of the Company have been acquired by another company.

    The Company modified an employment agreement with Mr. Gerhard on February 29, 1999 which was amended April 30, 1999, pursuant to which he received an annual base salary of $400,000 and all standard benefits accorded other executives of the Company as well as certain additional medical benefits. In addition, Mr. Gerhard was entitled to an allowance for car expenses of $1,000 per month. Mr. Gerhard resigned from his position as Chief Executive Officer effective June 30, 1999. Upon termination of his employment, Mr. Gerhard became entitled to payments of $33,333.33 per month plus benefits for twenty-four months.


    The Company entered into an employment agreement with Mr. Koob on July 30, 1999, pursuant to which he received an annual base salary of $160,000 and all standard benefits accorded other executives of the Company. In addition, Mr. Koob was entitled to an allowance for car expenses of $750 per month. Mr. Koob also received a retention bonus in the amount of $100,000 on January 2, 2000. Mr. Koob resigned from his position as Vice President, Finance, Chief Financial Officer and Secretary of the Company effective January 31, 2000. Upon termination of his employment, Mr. Koob became entitled to payments of $13,333.33 per month plus benefits for twelve months.


    On March 23, 2000, pursuant to that certain Agreement and Plan of Reorganization dated as of September 16, 2000 (the "Reorganization Agreement") by and among the Company, Hood Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and Viewlogic Systems, Inc., a Delaware corporation ("Viewlogic"), Merger Sub merged with and into Viewlogic with Viewlogic surviving as a wholly owned subsidiary of the Company (the "Merger"). In connection with the Merger, the shares of capital stock of Viewlogic issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") were automatically converted into the right to receive (i) shares of Common Stock based upon an exchange ratio of 0.67928 of a share of Common Stock for each share of Viewlogic's capital stock (the "Exchange Ratio"), plus (ii) cash in lieu of any fractional shares of Common Stock, based on the then-fair market value of the Common Stock. Pursuant to the Reorganization Agreement, at the Effective Time the outstanding shares of Viewlogic's capital stock held by the following current executive officers of the Company were automatically converted into shares of Common Stock as set forth in the table below:

                                                                        NUMBER OF SHARES OF COMMON STOCK INTO
                                   NUMBER OF SHARES OF VIEWLOGIC'S        WHICH SUCH SHARES OF VIEWLOGIC'S
                                 CAPITAL STOCK HELD IMMEDIATELY PRIOR    CAPITAL STOCK WERE CONVERTED AT THE
EXECUTIVE OFFICER                       TO THE EFFECTIVE TIME                      EFFECTIVE TIME
-----------------                ------------------------------------   -------------------------------------
William J. Herman..............               1,266,115                                860,046
Paula J. Cassidy...............                  66,556                                 45,210
Peter T. Johnson...............                 210,000                                142,648
Richard G. Lucier..............               1,000,000                                679,280
Kevin P. O'Brien...............                 266,223                                180,839

    All of these shares are restricted stock, subject to a repurchase right of the Company if the executive officer ceases to be an employee, officer or director of, or a consultant to, the Company. This repurchase right vests over time. Twenty-five percent of all of these shares vested from the repurchase right in October 1999. The remaining 75% vest in equal monthly increments over the succeeding 36 months. If the executive officer ceases to be an employee, officer or director of, or a consultant to, the Company as a result of the Company's actions without cause, 50% of the shares become vested shares. If, within 24 months after a change of control of the Company, the executive officer ceases to be an employee, officer or director of, or a consultant to, the Company as a result of termination without cause by the Company or for good reason by the executive, 100% of the shares become vested shares. The Merger did not constitute a change of control for purposes of the vesting of the restricted stock.

    In addition, at the Effective Time all options to purchase Viewlogic's capital stock then outstanding under Viewlogic's stock plans were assumed by the Company with appropriate adjustments, based upon the Exchange Ratio, to both the exercise price thereof and the number of shares for which such options are exercisable. Consequently, at the Effective Time, the outstanding option held by Gary L. Kiaski to purchase up to 266,223 shares of Viewlogic's capital stock at a per share purchase price of $0.33 was converted into an option to purchase up to 180,839 shares of the Company's Common Stock at a per share purchase price of $0.49 on the same terms and conditions set forth in Mr. Kiaski's stock option agreement with Viewlogic. Twenty-five percent of the shares subject to this stock option vested in October 1999. The remaining 75% vest in equal monthly increments over the succeeding 36 months. Mr. Kiaski has the right to exercise this option prior to the time it vests. Upon such early exercise, if any, Mr. Kiaski will receive shares of restricted stock which are subject to the same vesting schedule as the original option. In the event Mr. Kiaski's employment is terminated prior to October 2, 2002, the vesting of this stock option will accelerate (i) as to the first 90,420 shares, if he is terminated without cause, and (ii) in full, if he is terminated without cause or resigns his employment for good reason in connection with, or within 24 months subsequent to, a change of control. The Merger did not constitute a change of control for purposes of this stock option.

    In connection with the Merger, the Company also assumed the employment agreements of Mr. Herman and Mr. Lucier. Under the terms of Mr. Herman's employment agreement, Mr. Herman's employment will continue until October 2, 2001 unless Mr. Herman resigns or the Company terminates his employment. Mr. Herman receives a base salary of $255,000 annually and standard benefits afforded other employees of the Company. If the Company terminates Mr. Herman's employment without cause, he will continue to receive his benefits and base salary for a period of nine months. This agreement includes post-termination restrictions for a period of one year which restrict Mr. Herman from competing with the Company and which prohibit him from soliciting the Company's employees and customers during that period. Mr. Herman's compensation is subject to adjustment after the first year of employment but his base salary may not be decreased.

    Mr. Lucier's employment agreement provides that Mr. Lucier's employment will continue until October 2, 2001 unless Mr. Lucier resigns or the Company terminates his employment. Mr. Lucier receives a base salary of $235,000 annually and standard benefits afforded other employees of the Company. If the Company terminates Mr. Lucier's employment without cause, he will continue to receive his benefits and base salary for a period of nine months. This agreement includes post-termination restrictions for a period of one year which restrict Mr. Lucier from competing with Viewlogic and which prohibit him from soliciting the Company's employees and customers during that period. Mr. Lucier's compensation is subject to adjustment after the first year of employment but his base salary may not be decreased.

COMPARATIVE STOCK PERFORMANCE

    The following graph compares the cumulative total stockholder return on the Common Stock with the cumulative return of (i) the Nasdaq Stock Market--U.S. Index and (ii) the Dow Jones Software Index. The graph assumes the investment of $100 on October 18, 1996, the date on which the Common Stock was first publicly traded, in the Common Stock, the Nasdaq Stock Market--U.S. Index and the Dow Jones Software Index and assumes dividends are reinvested. Measurement points are the last trading days for the fiscal years ended December 31, 1996, 1997, 1998 and 1999. No dividends have been declared or paid on the Common Stock.

                     [STOCK PERFORMANCE GRAPH APPEARS HERE]

COMPANY/MARKET INDEX                                 10/18/96     1996       1997       1998       1999
--------------------                                 --------   --------   --------   --------   --------
Innoveda, Inc......................................  $100.00     $86.32     $87.37     $78.42     $29.47
NASDAQ Stock Market (U.S.).........................   100.00     103.75     127.12     179.25     332.27
Dow Jones Software.................................   100.00     103.75     137.44     227.54     439.24

                      PROPOSAL 2--APPROVAL OF AMENDMENT TO
         AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED



    The Company's Amended and Restated Certificate of Incorporation, as amended (the "Restated Charter"), currently authorizes the issuance of 50,000,000 shares of Common Stock. In May 2000, the Board of Directors adopted resolutions, subject to stockholder approval, proposing an amendment to the Restated Charter providing for an increase in the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares. If approved by the stockholders, such amendment would become effective upon the filing of a certificate of amendment to the Restated Charter with the Secretary of State of the State of Delaware. As of May 26, 2000, the Company had outstanding 32,528,321 shares of Common Stock and an aggregate of approximately 5.3 million shares of Common Stock reserved for issuance under the Company's stock incentive and purchase plans.


CHARTER AMENDMENT

    The Board of Directors has adopted resolutions setting forth the proposed amendment to the first paragraph of Article Fourth of the Restated Charter (the "Charter Amendment"), the advisability of the Charter Amendment, and a call for submission of the Charter Amendment for approval by the Company's stockholders at the Meeting. The following is the test of the first of paragraph as proposed to be amended:


       FOURTH. The corporation is authorized to issue two classes of stock to be designated respectively, "Common Stock" and "Preferred Stock". The total number of shares that the corporation is authorized to issue is One Hundred-Five Million (105,000,000) shares, consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $0.01 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share.


PURPOSE AND EFFECT OF THE PROPOSED CHARTER AMENDMENT


    On June 2, 2000, the Company announced that it had entered into an agreement to acquire PADS Software, Inc. ("PADS") for a total of approximately 6.5 million shares of Common Stock and $2 million in cash. The Company has also acquired a number of other companies in order to augment its technological capabilities and expand its product offerings. The Company may acquire additional companies for these and other business reasons. As in the case of the agreement to acquire PADS, from time to time, the Company uses shares of Common Stock to pay for acquisitions. The Board believes that the proposed increase in the number of authorized shares of Common Stock is desirable to maintain the Company's flexibility in choosing how to pay for acquisitions. While the Company is in acquisition discussions from time to time with other companies and may consider issuing shares of Common Stock in the future for such acquisitions, the Company does not presently have any plans, agreements, understandings or arrangements that will or could result in the issuance of any shares, other than its agreement to acquire PADS. The approval of the Charter Amendment by the Company's stockholders is not a condition to the closing of the Company's acquisition of PADS.


    In addition, the Board believes that the availability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's stockholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes.


    In some situations, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power in the Company. In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to stockholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Furthermore, many companies have issued warrants or other rights to acquire additional shares to the holders of Common Stock to discourage or defeat unsolicited stock accumulation programs and acquisition proposals. If the Charter Amendment is adopted, more Common Stock of the Company would be available for such purposes than is currently available.



    The Board of Directors is not proposing the Charter Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Charter Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the ability of third parties to take over or change control of the Company.



    If this proposal is approved by the stockholders at the Meeting, upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware, the Company will have approximately 62.0 million authorized but unreserved shares of Common Stock. The Charter Amendment is not necessary to provide shares of Common Stock for the proposed approval of the Company's 2000 Stock Incentive Plan or the Company's 2000 Employee Stock Purchase Plan. See "Proposal 3--Approval of 2000 Stock Incentive Plan" and Proposal 4--Approval of 2000 Employee Stock Purchase Plan".


    Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current stockholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.


    THE BOARD OF DIRECTORS BELIEVES THAT THE CHARTER AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.



     PROPOSAL 3--APPROVAL OF AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN



    In May 2000, the Board of Directors adopted resolutions, subject to stockholder approval, to approve the Company's Amended and Restated 2000 Stock Incentive Plan (the "2000 Stock Plan"). The purpose of the 2000 Stock Plan is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. The Board of Directors believes that continued grants of stock options, as well as grants of restricted stock, will be an important element in attracting, retaining motivating persons who make and who are expected to make contributions to the Company's growth and success. If approved by the stockholders, 4,500,000 shares of Common Stock will be authorized for issuance under the 2000 Stock Plan. In addition, on each anniversary of the adoption of the 2000 Stock Plan by the Board of Directors, the number of shares of Common Stock authorized for issuance under the 2000 Stock Plan will automatically increase, without additional Board or stockholder approval, by 2,000,000 shares of Common Stock. If our acquisition of PADS is completed, we expect that we will grant awards under the 2000 Stock Plan for an aggregate of approximately
1.0 million shares of Common Stock to attract, motivate and retain the former employees of PADS. The 2000 Stock Plan also provides that any shares of Common Stock reserved for issuance under certain other stock plans ("Prior Plans") of the Company which shares are not issued as awards or which shares are subject to awards that terminate or are otherwise surrendered, shall be available for issuance under the 2000 Stock Plan, provided that the maximum number of shares of Common Stock reserved for issuance under Prior Plans that may be issued under the 2000 Stock Plan shall be 2,400,000.



    THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE 2000 STOCK PLAN AND AUTHORIZATION OF AN INITIAL 4,500,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER SUCH PLAN, PLUS AN ADDITIONAL 2,000,000 SHARES OF COMMON STOCK EACH YEAR OF THE PLAN TERM, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.



SUMMARY OF THE 2000 STOCK PLAN



    The following is a brief summary of the material provisions of the 2000 Stock Plan. This summary is qualified in all respects by reference to the full text of the 2000 Stock Plan.



    The 2000 Stock Plan provides for the grant of incentive stock options ("incentive stock options") within the meaning of Section 422 of the Code, options not intended to qualify as incentive stock options ("nonstatutory options") and restricted stock awards. Generally, awards under the 2000 Stock Plan are not assignable or transferable except by will or the laws of descent and distribution.


INCENTIVE STOCK OPTIONS, NONSTATUTORY STOCK OPTIONS AND RESTRICTED STOCK AWARDS


    Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, the exercise price of options shall not be less than 85% of the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or its parent or subsidiaries). The 2000 Stock Plan permits the Board of Directors to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any combination of the permitted forms of payment. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the Company's right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable restricted stock award are not satisfied prior to the end of the applicable restriction period established for such restricted stock award. The 2000 Stock Plan permits the Board of Directors to determine the purchase price, if any, for restricted stock awards.


ELIGIBILITY TO RECEIVE AWARDS


    Officers, employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2000 Stock Plan. Under present law, however, incentive stock options may only be granted to employees. No participant may receive awards for more than 500,000 shares in any calendar year.



    As of April 30, 2000, the Company had approximately 416 employees and four non-employee directors, all of whom were eligible to participate in the 2000 Stock Plan. The number of individuals receiving awards varies from year to year depending on various factors, such as the number of promotions and the Company's hiring needs during the year, and thus the Company cannot now determine award recipients.

    On the Record Date, the closing sale price of the Common Stock on the Nasdaq National Market was $4.625.


ADMINISTRATION


    The Board of Directors and the Compensation Committee administer the 2000 Stock Plan. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2000 Stock Plan and to interpret its provisions. The Board of Directors may delegate authority under the 2000 Stock Plan to one or more committees of the Board of Directors. Pursuant to this authority, the Board of Directors has appointed the Compensation Committee to administer certain aspects of the 2000 Stock Plan. Subject to any applicable limitations contained in the 2000 Stock Plan, the Board of Directors or a committee of the Board of Directors to whom the Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines:


    - the number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

    - the exercise price of options;

    - the duration of options; and

    - the number of shares of Common Stock subject to any restricted stock award and the terms and conditions of such award, including the conditions for repurchase, issue price and repurchase price.

    In the event of a merger, liquidation or other reorganization event, the Board of Directors is authorized to provide for:

    - the assumption or substitution of all outstanding options by the acquirer;

    - the termination of all unexercised options immediately prior to the closing of the acquisition event;

    - appropriate cash payments to option holders, if the Company's stockholders would receive cash payments as consideration in the acquisition event; and

    - the vesting in full of outstanding options prior to the reorganization event provided that, to the extent the option was not exercisable for unrestricted shares prior to the acquisition event, the participant shall receive upon exercise of the option, shares of common stock subject to repurchase by the Company in the event that the conditions specified in the applicable option agreement are not satisfied.


    No award may be granted under the 2000 Stock Plan ten years after the approval and adoption of the 2000 Stock Plan by the Board of Directors and stockholders, but the vesting and effectiveness of awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2000 Stock Plan, except that no award granted after an amendment of the 2000 Stock Plan and designated as subject to Section 162(m) by the Board of Directors shall become exercisable, realizable or vested, to the extent the amendment was required to grant the award, unless and until the amendment is approved by the Company's stockholders.


FEDERAL INCOME TAX CONSEQUENCES


    THE FOLLOWING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE WITH RESPECT TO AWARDS GRANTED UNDER THE 2000 STOCK PLAN AND WITH RESPECT TO THE SALE OF COMMON STOCK ACQUIRED UNDER THE 2000 STOCK PLAN.

    INCENTIVE STOCK OPTIONS

    In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

    If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

    NONSTATUTORY STOCK OPTIONS

    As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

    With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

    RESTRICTED STOCK AWARDS

    A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a
Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

    Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin the day after the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or the day after the award is granted if a Section 83(b) Election is made.

    TAX CONSEQUENCES TO THE COMPANY


    The grant of an award under the 2000 Stock Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2000 Stock Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2000 Stock Plan, including as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.



    GRANTS AND BENEFITS UNDER THE 2000 STOCK PLAN TO DIRECTORS AND EXECUTIVE
     OFFICERS



    The stock option grants and the benefits that will be paid under the 2000 Stock Plan to directors, executive officers and all other employees are currently not determinable.


           PROPOSAL 4--APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN

    In May 2000, the Board of Directors adopted resolutions, subject to stockholder approval, to approve the Company's 2000 Employee Stock Purchase Plan (the "2000 Purchase Plan"). The purpose of the 2000 Purchase Plan is to provide eligible employees of the Company with opportunities to purchase shares of Common Stock. The Board of Directors believes that the 2000 Purchase Plan is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

    The 2000 Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions at a price equal to 85% of the lower of the fair market value of the Common Stock on the first day of each 24-month offering period or the last day of the applicable six-month purchase period. The 2000 Purchase Plan is intended to qualify under Section 423 of the Code. The Board has adopted the 2000 Purchase Plan because the number of shares currently available under the Company's 1996 Employee Stock Purchase Plan is insufficient to satisfy the expected employee participation in 2000. If approved by the stockholders, 700,000 shares of Common Stock will be authorized for issuance under the 2000 Purchase Plan.


    THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE 2000 PURCHASE PLAN AND THE AUTHORIZATION OF 700,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER SUCH PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.


SUMMARY OF THE 2000 PURCHASE PLAN

    ADMINISTRATION

    The 2000 Purchase Plan may be administered by the Board of Directors or a committee of the Board of Directors (the "Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Exchange Act, and applicable laws.

    ELIGIBILITY; LIMITATIONS

    The 2000 Purchase Plan provides that employees are eligible to participate if they are customarily employed by the Company or any designated subsidiary for at least 20 hours per week and for more than five months in any calendar year. As of April 30, 2000, 416 employees of the Company satisfied the eligibility criteria for participation in the 2000 Purchase Plan.

    TERMS AND CONDITIONS OF SUBSCRIPTION

    Participation under the 2000 Purchase Plan is evidenced by a written subscription agreement between the employee and the Company and is subject to the following terms and conditions:

        PURCHASE PRICE AND METHOD. Employees who participate in the 2000 Purchase Plan purchase the Common Stock through payroll deductions of up to 10% of their base salary and shall receive an option to purchase up to a maximum number of shares per 24-month offering period determined by dividing $50,000 by the fair market value of a share of Common Stock on the first day of the offering period (the "Option Shares"). Such option shall be exercisable as to 25% of the Option Shares at the end of each six-month purchase period within the offering period. The price of Common Stock purchased under the 2000 Purchase Plan is 85% of the lower of the fair market value of the Common Stock on the first day of the offering period and the last day of the applicable six-month purchase period. To the extent the fair market value of the Common Stock on the first day of the subsequent 24-month offering period is lower than the fair market value of the Common Stock on the first day of the current offering period, then all participants in such current offering period will be automatically withdrawn from the current offering period immediately after the exercise of their options on the exercise date and automatically re-enrolled in the subsequent offering period as of the first day thereof.

        OFFERING PERIODS. Offering periods last 24 months and commence on the first trading day on or after August 1 and February 1 of each year and terminate on the last trading day in the periods ending 24 months later. Each 24-month offering period consists of four purchase periods of approximately six months duration.

        WITHDRAWAL; TERMINATION OF EMPLOYMENT. If an employee decides to terminate his or her participation in the 2000 Purchase Plan, he or she must withdraw all the payroll deductions credited to his or her purchase account, and such funds will be returned to him or her. Upon the termination of employment for any reason, all payroll deductions will likewise be returned to the (former) employee.

        DEATH. A participating employee may designate who is to receive any shares and cash, if any, from the participant's account under the 2000 Purchase Plan in the event of such participant's death subsequent to exercising a purchase option but prior to delivery of the share of Common Stock.

        NONTRANSFERABILITY. Rights granted under the 2000 Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the plan, and the Company may treat any prohibited attempt to transfer as an election to withdraw.

        OTHER PROVISIONS. The subscription agreement may contain such other terms, provisions and conditions not inconsistent with the 2000 Purchase Plan as may be determined by the Administrator.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

    In the event of changes in the outstanding Common Stock by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in the following:

(i) the number of shares of Common Stock available under the 2000 Purchase Plan and (ii) the number and class of shares of stock subject to any option outstanding under the 2000 Purchase Plan. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the offering periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, unless the acquiring or succeeding corporation (or an affiliate thereof) agrees to assume or substitute for, outstanding options under the plan, each purchase period then in progress shall be shortened by setting a new exercise date and any offering period then in progress shall end on the new exercise date.

    AMENDMENT AND TERMINATION OF THE 2000 PURCHASE PLAN

    The Board may at any time amend, alter, suspend or terminate the 2000 Purchase Plan. The Company shall obtain stockholder approval of any amendment to the 2000 Purchase Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act and 423 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 2000 Purchase Plan shall not affect options already granted and such options shall remain in full force and effect as if the 2000 Purchase Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the participant and the Company. In any event, the Purchase Plan shall terminate in May 2010.

FEDERAL INCOME TAX CONSEQUENCES


    THE FOLLOWING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE WITH RESPECT TO PURCHASES MADE UNDER THE 2000 PURCHASE PLAN AND WITH RESPECT TO THE SALE OF COMMON STOCK ACQUIRED UNDER THE 2000 PURCHASE PLAN.


    TAX CONSEQUENCES TO PARTICIPANTS

    In general, a participant will not recognize taxable income upon enrolling in the 2000 Purchase Plan or upon purchasing shares of Common Stock at the end of a purchase period. Instead, if a participant sells Common Stock acquired under the 2000 Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

    If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering period commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

    - fifteen percent of the fair market value of the Common Stock on the Grant Date; and

    - the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

    Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

    If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

    TAX CONSEQUENCES TO THE COMPANY

    The offering of Common Stock under the 2000 Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the 2000 Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m).

    GRANTS AND BENEFITS UNDER THE 2000 PURCHASE PLAN TO EXECUTIVE OFFICERS


    The stock option grants and the benefits that will be paid under the 2000 Purchase Plan to directors, executive officers and all other employees are currently not determinable. No options have been granted under the 2000 Purchase Plan.



                              INDEPENDENT AUDITORS


    PricewaterhouseCoopers LLP, independent public accountants, audited the Company's consolidated financial statements for fiscal 1999. The Company has not yet selected independent public accountants to audit its 2000 consolidated financial statements. Deloitte & Touche LLP served as Viewlogic's independent public accountants prior to the Merger. The Company is deciding between PricewaterhouseCoopers LLP and Deloitte & Touche LLP as its independent public accountants for the fiscal year 2000. The Company intends to engage its accountants for such purpose in June 2000. The Company expects that, if it selects its accountants prior to the Meeting, a representative of such accountants will be available at the Meeting to respond to appropriate questions. Such representative will be permitted to make a statement if he desires to do so.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during fiscal 1999 all of the Company's officers, directors and greater-than-ten-percent beneficial owners complied with Section 16(a) filing requirements.


     STOCKHOLDER PROPOSALS FOR THE MEETING AND FOR THE 2001 ANNUAL MEETING



    Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the Meeting must have been received by the Company on or before June 19, 2000, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which the Company does not receive timely notice. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy materials for its 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal offices of the Company no later than February 9, 2001.



                                 OTHER MATTERS


    The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

    The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will reimburse such persons for their reasonable expenses in connection with any such solicitations. In addition, the Company may retain a proxy solicitation firm for assistance in connection with the Meeting at an expected cost of no more than $15,000, plus reasonable expenses. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with the distribution.


    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.



                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                                       Peter T. Johnson,
                                                       SECRETARY


June 9, 2000

                                                      Appendix A

                                 DETACH HERE

                                INNOVEDA, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      2000 ANNUAL MEETING OF STOCKHOLDERS
                               JULY 13, 2000


The undersigned, revoking all prior proxies, hereby appoints William J. Herman and Peter T. Johnson, and each of them, with full power of substitution, as proxies for the undersigned to act and to vote at the Annual Meeting of Stockholders of Innoveda, Inc. (the "Company") to be held on July 13, 2000 (the "Meeting") and at any adjournment or adjournments thereof as designated herein upon all matters referred to on the reverse side of this Proxy and as described in the Proxy Statement for the Meeting and, in their discretion, upon any other matters that may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3, AND 4.

       PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE OF THIS PROXY AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

-----------------                                            -----------------
   SEE REVERSE                                                  SEE REVERSE
      SIDE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
-----------------                                            -----------------

                                   DETACH HERE

|X|  Please mark votes as in this example.

A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS.


                                                                                                         FOR     AGAINST   ABSTAIN
1. To elect William J. Herman as a Class III director             2. To approve an amendment to          |_|       |_|       |_|
   to serve for the ensuing three years and until                    the Company's Amended
   his successor is duly elected and qualified.                      and Restated Certificate of
            FOR            WITHHELD                                  Incorporation, as amended,
            |_|               |_|                                    to increase the authorized
                                                                     number of shares of Common
                                                                     Stock of the Company
                                                                     from 50,000,000 to
                                                                     100,000,000.

                                                                  3. To approve the Company's            |_|       |_|       |_|
                                                                     Amended and Restated 2000 Stock
                                                                     Incentive Plan and the
                                                                     authorization of an initial
                                                                     4,500,000 shares of Common
                                                                     Stock of the Company for
                                                                     issuance under such plan,
                                                                     plus an additional 2,000,000
                                                                     shares of Common Stock of the
                                                                     Company each year of the plan
                                                                     term.

                                                                  4. To approve the Company's            |_|       |_|       |_|
                                                                     2000 Employee Stock Purchase
                                                                     Plan and the authorization
                                                                     of 700,000 shares of Common
                                                                     Stock of the Company for
                                                                     issuance under such plan.


                                                                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    |_|

                                                                  Please sign exactly as name(s) appear(s) heron.
                                                                  Joint owners should each sign. When signing as
                                                                  attorney, executor, administrator, trustee or
                                                                  guardian, please give full title as such. If a
                                                                  corporation or partnership, please sign by
                                                                  authorized person.

Signature ___________________________________  Date _____     Signature ___________________________________  Date ______

                                   APPENDIX B

                                 INNOVEDA, INC.
                  Amended and Restated 2000 Stock Incentive Plan

1. PURPOSE

    The purpose of this Amended and Restated 2000 Stock Incentive Plan (the "Plan") of Innoveda, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2. ELIGIBILITY

    All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options and restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3. ADMINISTRATION AND DELEGATION

    (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

    (b) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4. STOCK AVAILABLE FOR AWARDS

    (a) NUMBER OF SHARES. Subject to adjustment under Section 7, Awards may be made under the Plan for a number of shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") equal to the sum of:

        (1) 4,500,000 shares of Common Stock;

        (2) any shares of Common Stock reserved for issuance under each of
    (i) the Summit Designs, Inc. 1994 Stock Plan, as amended, (ii) the Summit Designs 1997 NonStatutory Stock Option Plan, and (iii) the Viewlogic, Inc. 1998 Stock Incentive Plan, as amended (collectively, the "Prior Plans") that remain available for issuance upon the adoption of this Plan by the Board; and

        (3) any shares of Common Stock subject to awards under the Prior Plans which awards expire, terminate, or are otherwise surrendered, canceled or forfeited (subject, however, in the case of Incentive Stock Options (as hereinafter defined) to any limitations under the Code);

PROVIDED, HOWEVER, that the maximum number of shares of Common Stock reserved for issuance under the Prior Plans that may be issued under this Plan shall be 2,400,000 (the "Authorized Shares"); and PROVIDED, FURTHER, HOWEVER, that the number of Authorized Shares shall be increased automatically by 2,000,000 shares of Common Stock annually on the anniversary of the adoption of this Plan by the Board until the expiration of the Plan Term. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

    (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 7, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5. STOCK OPTIONS

    (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

    (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

    (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement provided, however, that the exercise price shall not be less than 85% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted.

    (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years.

    (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

    (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

        (1) in cash or by check, payable to the order of the Company;

        (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

        (3) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

        (4) to the extent permitted by the Board, in its sole discretion by
    (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

        (5) by any combination of the above permitted forms of payment.

    (g) SUBSTITUTE OPTIONS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5.

6. RESTRICTED STOCK

    (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

    (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7. ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

    (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit
set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section
7(a) shall not be applicable.

    (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, Options shall be treated as described below in
Section 7(c)(2)(b) as if the liquidation or dissolution of the Company were a Reorganization Event and the acquiring or succeeding corporation (or an affiliate thereof) did not agree to assume, or substitute for, the Options. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

    (c) REORGANIZATION EVENTS

        (1) Definition. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a share exchange transaction.

        (2) Consequences of a Reorganization Event on Options.

           (a) Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

           (b) Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not not agree to assume, or substitute for, such Options, then the Board shall provide that (I) each Option shall become exercisable in full as of a specified time prior to the Reorganization Event, as determined by the Board; provided, however, that upon exercise of such Option (x) to the extent the Option would have been exercisable prior to the Reorganization Event absent this Section 7(c)(2)(b)(I) for shares not subject to restrictions or conditions, the Participant shall receive shares free from all conditions or restrictions upon the exercise of such Option, and (y) to the extent that the Option would not have been exercisable absent this Section 7(c)(2)(b)(I), the Participant shall receive shares subject to the Company's right to repurchase such shares at the Option exercise price with such repurchase right lapsing at the same rate as the Option would have become exercisable under the applicable

       Option agreement; and (II) each Option that was exercisable prior to the Reorganization Event for shares subject to the Company's right to repurchase such shares, shall remain exercisable for shares subject to the Company's right to repurchase such shares at the Option exercise prices, with such repurchase right lapsing at the same rate as set forth in the applicable Option agreement; provided, however, that all Options will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; and provided, further, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

        (3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8. GENERAL PROVISIONS APPLICABLE TO AWARDS

    (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

    (b) DOCUMENTATION. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

    (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

    (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

    (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

    (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

    (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

    (h) ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any shares of Common Stock acquired upon exercise of an Option which shares are subject to the Company's repurchase right shall be free of restrictions in full or in part, and that any Restricted Stock Awards shall be free of restrictions in full or in part.

9. MISCELLANEOUS

    (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

    (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

    (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date (the "Plan Term").

    (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

    (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                       Adopted by the Board of Directors
                                on May 31, 2000

                                   APPENDIX C

                                 INNOVEDA, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

    The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Innoveda, Inc.

    1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2. DEFINITIONS.

    (a) "BOARD" shall mean the Board of Directors of the Company.

    (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    (c) "COMMON STOCK" shall mean the Common Stock of the Company.

    (d) "COMPANY" shall mean Innoveda, Inc. and any Designated Subsidiary of the Company.

    (e) "COMPENSATION" shall mean the amount of money reportable on an Employee's Federal income Tax Withholding Statement (Form W-2) before any withholdings for health insurance or under a Section 401(k), 125, 129 or similar plan, including without limitation, salary, wages, and sales commissions, but excluding overtime, shift premium, bonuses and incentive compensation other than sales commissions, third party sick or disability pay, allowances or reimbursements for expenses such as relocation allowances or travel expenses, whether specifically designated as such or designated as signing bonuses, income or gains attributable to restricted stock, stock options, stock appreciation rights or other similar equity-based compensation, imputed income or non-cash items, such as life insurance premiums, and similar items, whether or not specifically itemized on the Form W-2.

    (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year.

    (h) "ENROLLMENT DATE" shall mean the first day of each Offering Period.

    (i) "EXERCISE DATE" shall mean the last day of each Purchase Period.

    (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

        (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

        (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

        (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

    (k) "OFFERING PERIODS" shall mean the periods of approximately twenty-four
(24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after August 1 and February 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

    (l) "PLAN" shall mean this 2000 Employee Stock Purchase Plan.

    (m) "PURCHASE PERIOD" shall mean the period commencing the day after an Exercise Date and ending on the Trading Day closest to the day that is six months after the preceding Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the Trading Day that is six months after the Enrollment Date. The duration and timing of Purchase Periods may be changed pursuant to Section 4 of the Plan.

    (n) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

    (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

    (p) "SUBSIDIARY" shall mean any present or future subsidiary corporation as defined in Section 424(f) of the Code.

    (q) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

    3. ELIGIBILITY.

    (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that an Employee may not participate in more than one Offering Period at the same time.

    (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or of any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the event that an Employee may not be granted an option under the Plan because of the foregoing restrictions, the Employee shall be granted an option to purchase the maximum number of shares that would not violate the foregoing restrictions.

    4. OFFERING PERIODS. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after August 1 and February 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods and Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval.

    5. PARTICIPATION.

    (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it on or prior to the applicable Enrollment Date with the Company's payroll office or such other office as the Company may direct.

    (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

    6. PAYROLL DEDUCTIONS.

    (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period. Such payroll deductions shall be in whole percentages only.

    (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

    (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in payroll deduction rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

    (d) At the time the option is exercised, in whole or in part, or at the time any of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

    7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase (at the applicable Purchase Price) up to a whole number of shares of the Company's Common Stock the ("Option Shares") determined by dividing $50,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date (subject to any adjustment pursuant to Section 18), and provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The option shall be exercisable as to 25% of the Option Shares on each Exercise Date during the Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

    8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on each Exercise Date during the Offering Period, and a number of full shares not exceeding the number of shares as to which such participant's option is exercisable on such Exercise Date shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share of Common Stock shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant or to his or her designee, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing certificates.

    10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

    (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

    (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated. If, prior to the last day of the Offering Period, the Designated Subsidiary by which the Employee is employed shall cease to be a Subsidiary of the Company, or if the Employee is transferred to a Subsidiary of the Company that is not a Designated Subsidiary, the Employee shall be deemed to have terminated employment for purposes of this Plan.

    (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

    11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

    12. STOCK.

    (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 700,000 shares, subject to adjustment as provided in Section 18(a) hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

    (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

    (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

    13. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, INTERPRET and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

    14. DESIGNATION OF BENEFICIARY.

    (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

    (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

    16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    17. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

    (A) CHANGES IN CAPITALIZATION. The maximum number of shares of Common Stock available for sale under the Plan, the Reserves, the maximum number of shares each participant may purchase during each Purchase Period (pursuant to Section
7), as well as the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option granted hereunder.

    (B) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

    (C) REORGANIZATION EVENTS.

        (1) DEFINITION. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of shares of the Company for cash, securities or other property pursuant to a share exchange transaction, or (c) any sale of all or substantially all of the assets of the Company, each while unexercised options remain outstanding under the Plan.

        (2) CONSEQUENCES OF A REORGANIZATION EVENT ON OPTIONS. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an option shall be considered to be assumed if, following consummation of the Reorganization Event, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

    Notwithstanding the foregoing, in the event that the acquiring or succeeding corporation refuses to assume, or substitute for, the options, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), determined by the Board. The New Exercise Date shall be before the date of the proposed Reorganization Event. The Board shall notify each participant in writing at least ten (10) business days prior to the New Exercise Date that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

    19. AMENDMENT OR TERMINATION.

    (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

    (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the SECURITIES Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

    23. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. To the extent permitted by any applicable laws, regulations, or rules of the established stock exchange, national market system, or over-the-counter market on which the Common Stock trades, if the Fair Market Value of the Common Stock on the Enrollment Date of the next Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of the current Offering Period, then all participants in the current Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on the Exercise Date and shall be automatically re-enrolled in the next Offering Period as of the first day thereof.

    24. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on an established stock exchange or quotation on a national market system or an over the counter market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance, or sale of such stock.

    25. GOVERNING LAW. The Plan SHALL be governed by Delaware law except to the extent that such law is preempted by federal law.

    26. SOURCE OF SHARES. Shares may be issued upon exercise of an option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

    27. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by participating in the Plan, to promptly give notice to the Company of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of the grant of the option pursuant to which such shares were purchased or within one year of the date of exercise of such option pursuant to which such shares were purchased.

                         Adopted by the Board of Directors
                                on May 16, 2000

                                   EXHIBIT A
                                 INNOVEDA, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

____Original Application                               Enrollment Date: ________
____Change in Payroll Deduction Rate
____Change of Beneficiary(ies)
____Decline Participation

1. hereby elects to participate in the Innoveda, Inc. 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 1 to 10%) during the Offering
Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option on each Exercise Date.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only): .

6. I hereby agree that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date on which I purchased such shares, I will notify the Company in writing within 30 days after the date of any disposition of my shares.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

BENEFICIARY:

NAME:
(Please print) _________________________________________________________________
                        (First)            (Middle)            (Last)

________________________________________________________________________________
Relationship

____________________________
Address

Employee's Social
Security Number:
  ______________________________________________________________________________

Employee's Address:
  ______________________________________________________________________________
  ______________________________________________________________________________
  ______________________________________________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ____________________________
      ____________________________
      Signature of Employee
      ____________________________________
      Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B

                                 INNOVEDA, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

    The undersigned participant in the Offering Period of the Innoveda, Inc.
2000 Employee Stock Purchase Plan which began on           , 2000 (the
"Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

    Name and Address of Participant:
    --------------------------------------------
    --------------------------------------------
    --------------------------------------------

    Signature:
    --------------------------------------------

    Date:
    --------------------------------------

                                      B-1